UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 24, 2008

PENDRITH ACQUISITION INC.

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(Exact Name of small business issuer as specified in its charter)

Wyoming                       000-52966                          pending

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(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

2710 Thomes Avenue, Cheyenne, WY, 82001

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(Address of principal executive offices)

(416) 907-1040

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)

On September 23, 2008, Pendrith Acquisition Inc. (the "Company") received notice that, effective August 1, 2008, Danziger Hochman Partners LLP (“Danziger”), the Company's independent registered public accountants, merged with MSCM LLP, with MSCM LLP as the surviving entity ("MSCM"). On September 24, 2008, the Company's Board of Directors approved the engagement of MSCM as Danziger’s successor to continue as the Company's independent registered public accountant for the fiscal year ending September 30, 2008.

The reports of Danziger on the financial statements of the Company for the Period from Inception (November 19, 2007) to November 25, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's Period from Inception (November 19, 2007) to November 25, 2007 and the subsequent interim period preceding the engagement of MSCM, there were no disagreements between the Company and Danziger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger, would have caused Danziger to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements. During the Company's Period from Inception (November 19, 2007) to November 25, 2007 and the interim period through the engagement of MSCM, Danziger did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

On November 20, 2008, the Company engaged Danziger (formerly known as Danziger & Hochman, Chartered Accountants) to serve as the Company’s independent auditors for the Period from Inception (November 19, 2007) to November 25, 2007 and prior to that date the Company had no consultations with Danziger concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K. The initial appointment of Danziger as independent public accountants was unanimously approved by the Audit Committee of the Company’s Board of Directors.

(b)

During the Company's for the Period from Inception (November 19, 2007) to November 25, 2007 and the subsequent interim period preceding the engagement of MSCM, the Company had no consultations with MSCM regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Danziger with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that Danziger deliver to it a letter addressed to the Securities and Exchange Commission stating whether Danziger agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Danziger's letter is filed as Exhibit 16 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.

Description

16.2

Letter of Concurrence from Danziger Hochman Partners LLP Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pendrith Acquisition Inc.

By:  /s/ Shawn S. Pecore

Shawn Pecore

President

Date: October 1, 2008